EXHIBIT (10.12)

FIRST AMENDMENT
TO
FIRST INTERSTATE
CORPORATE EXECUTIVE INCENTIVE PLAN,
1996 FIRST INTERSTATE REGIONAL EXECUTIVE INCENTIVE PLAN
AND
1996 FIRST INTERSTATE MANAGEMENT INCENTIVE PLAN



	First Interstate Bancorp adopted the First Interstate
Corporate Executive
Incentive Plan ("CEIP") on April 28, 1995, as approved by shareholders at its annual
meeting on February 21, 1995.   First Interstate Bancorp
adopted the First Interstate
1996 Regional Executive Incentive Plan ("REIP") and First
Interstate Bancorp 1996
Management Incentive Plan ("MIP") effective January 1, 1996.

	1.	The definition of Change in Control in
Subparagrapah (c) of Section
16, Provisions Applicable in the Event of a Change in Control, of the CEIP is amended by deleting "50%" in clause (iv) and inserting "60%" in its place.

	2.	The definition of Change in Control in
Subparagraph (c) of Section
17, Provisions Applicable in the Event of a Change in Control, of the REIP is amended by deleting "50%" in clause (iv) and inserting "60%" in its place.

	3.	The definition of Change in Control in
Subparagraph (c) of Section
17, Provisions Applicable in the Event of Change in Control, of the MIP is amended by deleting "50%" in clause (iv) and inserting "60%" in its place.


	Executed at Los Angeles, Calfiornia this 25th day of
March, 1996.



						FIRST INTERSTATE BANCORP



	By:______________________
						       Executive Vice
President



	By:______________________
						         Secretary



W032596D.DOC